EXHIBIT 10.28


                      AMENDMENT #3 TO OFFICE BUILDING LEASE
                               DATED JUNE 29, 1999
                                 BY AND BETWEEN
    UNION BANK OF CALIFORNIA, N.A., AS TRUSTEE FOR AGNES M. BOURN AND WILLIAM
                              B. BOURN ("LANDLORD")
                                       AND
         FIRST SOURCE CAPITAL, WHOLLY OWNED SUBSIDIARY OF AMERICAN RIVER
                              HOLDINGS ("TENANT").


This Addendum is hereby made a part of that certain Office Building lease between the above-mentioned parties dated June 29, 1999 (the "Contract"). Said document shall hereby be amended as follows. In the event of any discrepancy between this document and any previous document(s) the provisions of this document shall prevail.


2.d.     COMMENCEMENT DATE:         February 15, 2003

2.g.     EXPIRATION DATE:           February 14, 2004

2.j      MONTHLY BASE RENT:         February 15, 2002 to February 14, 2003 @
                                    $1,270.50

CONSULT YOUR ADVISORS - This document (including its exhibits and addendums, if any) has been prepared by Broker for approval by the undersigned respective parties legal counsel. Broker makes no representation or recommendation as to the legal sufficiency or tax consequences of this document or the transaction to which it relates. These are questions for an attorney or accountant.

THE ABOVE TERMS ARE ACKNOWLEDGED AND AGREED TO:

LANDLORD                               TENANT


Union Bank of California, N.A., as     First Source Capital, wholly owned
trustee for Agnes M. Bourn and         Subsidiary of American River Holdings
William B. Bourn Trust                 Corporation

By: /s/ BRIAN T. MULLINS               By: /s/ DAVID T. TABER
    ------------------------------         ------------------------------
Brian T. Mullins, Vice President

Its:    Vice President                 Its:    Director
    ------------------------------         ------------------------------


Date: 3/18/03                          Date: 2/26/03
     -----------------------------          -----------------------------


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